                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       _________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 June 13, 2000
               ------------------------------------------------
               Date of Report (Date of earliest event reported)


                              VIALOG CORPORATION
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              (Exact name of registrant as specified in charter)


Massachusetts                      001-15527                      04-3305282
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(State or other                 (Commission File                (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)


                   35 New England Business Center, Suite 160
                               Andover, MA 01810
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                   (Address of principal executive offices)


                                (978) 975-3700
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              Registrant's telephone number, including area code


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Item 5.    Other Events
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  On June 13, 2000, Vialog Corporation (the "Company") distributed a Supplement
(the "June 13 Supplement") to the Supplemented Offering Memorandum and Solicitation Document dated May 24, 2000 (the "Supplemented Offering Memorandum"), relating to the Company's exchange offer (the "Exhange Offer") for all of its outstanding $75,000,000 12 3/4% Series B Senior Notes due November 15, 2001 (the "Senior Notes"). The purpose of the June 13 Supplement is to inform offerees that the date on which all shares of Preferred Stock offered in the Exchange Offer shall be redeemed (the "Maturity Date"), if not previously redeemed or converted, has been extended until the date seven and one-half years from the date of issuance. The June 13 Supplement also informs offerees that the Company has extended the expiration date and withdrawal termination date of the Exchange Offer until 5:00 p.m., New York City time, on June 22, 2000. The Exchange Offer was previously scheduled to expire at 5:00 p.m., New York City time, on June 15, 2000. Pursuant to the Exchange Offer, the Company is offering an aggregate of $58,500,000 in cash and an aggregate of 165,000 newly issued shares of a new class of convertible preferred stock, par value $0.01 per share, stated value $100.00 (the "Preferred Stock"), for all of the Company's outstanding Senior Notes. The Preferred Stock will be convertible into shares of common stock, $0.01 par value per share, of the Company. The Exchange Offer is subject to certain conditions, including: (a) the valid tender of at least 95% of the principal amount of the Senior Notes; and (b) the availability of at least $75 million of new bank financing on the effective date of the Exchange Offer.

  A copy of the June 13 Supplement, including the Annex thereto, is attached as an exhibit to this Current Report on Form 8-K.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
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          (c)  Exhibits

               99.1 Supplement to the Supplemented Offering Memorandum and Solicitation Document, dated June 13, 2000
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 VIALOG CORPORATION

                                 By: /s/ Michael E. Savage
                                    ---------------------------------
                                    Michael E. Savage
                                    Senior Vice President and Chief
                                    Financial Officer



Dated:  June 14, 2000